Exhibit 99.19

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 November, 1998
          Series 1998-08A, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      378,041.03
                                                                 ---------------
        (b)    Interest                                       $    2,821,677.97
                                                                 ---------------
        (c)    Total                                          $    3,199,719.00
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      354,677.41
                                                                 ---------------
        (b)    Interest                                       $    2,647,077.39
                                                                 ---------------
        (c)    Total                                          $    3,001,754.80
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $       23,363.62
                                                                 ---------------
        (b)    Interest                                       $      174,600.58
                                                                 ---------------
        (c)    Total                                          $      197,964.20
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $      151,510.89
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $   13,426,790.16
                                                                 ---------------
        (b)    Interest                                       $       81,457.55
                                                                 ---------------
        (c)    Total                                          $   13,508,247.71
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  455,997,094.59
                                                                 ---------------

13.     Available Funds:                                      $   16,596,889.35
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                   $            0.00
                                                                 ---------------

17.      Compensating Interest Payment:                       $        9,117.35
                                                                 ---------------

18.      Total interest payments:                             $    2,640,547.25
                                                                 ---------------

19.      Interest
                             Unpaid Class
     Accrued Certificate  Interest Shortfalls    Interest
Class     Interest                                Payable        Pay-out Rate
-----     --------        -------------------     -------        ------------
1PO  $            0.00   $               0.00   $        0.00   %  0.000000000
1A1  $    1,052,921.37   $               0.00   $1,052,921.37   %  6.749999986
1A2  $       15,266.59   $               0.00   $   15,266.59   %  6.749997997
1A3  $    1,155,458.06   $               0.00   $1,155,458.06   %  6.749999982
1A4  $      134,628.27   $               0.00   $  134,628.27   %  6.750000188
1A5  $      163,125.00   $               0.00   $  163,125.00   %  6.750000000
1R   $            0.00   $               0.00   $        0.00   %  0.000000000
1M   $       58,872.38   $               0.00   $   58,872.38   %  6.749999993
1B1  $       22,427.04   $               0.00   $   22,427.04   %  6.749999955
1B2  $       12,613.11   $               0.00   $   12,613.11   %  6.749999629
1B3  $       11,213.52   $               0.00   $   11,213.52   %  6.749999955
1B4  $        5,609.56   $               0.00   $    5,609.56   %  6.750000955
1B5  $        8,412.35   $               0.00   $    8,412.35   %  6.750003200

20.      Principal Distribution Amount:                       $   13,956,342.10
                                                                 ---------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class 1PO                $               895.63       $         0.00
        Class 1A1                $         5,820,597.75       $         0.00
        Class 1A2                $           129,885.02       $         0.00
        Class 1A3                $         7,987,928.45       $         0.00
        Class 1A4                $                 0.00       $         0.00
        Class 1A5                $                 0.00       $         0.00
        Class SUP1               $                 0.00       $         0.00
        Class 1R                 $                 0.00       $         0.00
        Class 1M                 $             8,417.31       $         0.00
        Class 1B1                $             3,206.52       $         0.00
        Class 1B2                $             1,803.37       $         0.00
        Class 1B3                $             1,603.26       $         0.00
        Class 1B4                $               802.03       $         0.00
        Class 1B5                $             1,202.76       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 1B1        $              0.00     $              0.00
                 1B2        $              0.00     $              0.00
                 1B3        $              0.00     $              0.00
                 1B4        $              0.00     $              0.00
                 1B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                               $          0.00
                                                                   -------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-1B1                                  X
         Class-1B2                                  X
         Class-1B3                                  X
         Class-1B4                                  X
         Class-1B5                                  X

 2.     Base Servicing Fee amount:                              $    103,378.66
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    166,480.64
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 95.487755     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  4.512245
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %100.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations